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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2004
                                                         ---------------


                        --------------------------------

                               EMCORE CORPORATION

             (Exact name of registrant as specified in its charter)



   New Jersey                      0-22175                     22-2746503
  ------------                    ---------                   ------------
  State or other                 (Commission                  (IRS Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation



                                145 Belmont Drive
                              Somerset, New Jersey
                                      08873

               (Address of principal offices, including zip code)



                                 (732) 271-9090

              (Registrant's telephone number, including area code)


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release, dated August 2, 2004

99.2 August 3, 2004 Transcript of Third Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2004, EMCORE Corporation (the "Registrant") issued a press release disclosing its 2004 third quarter earnings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 3, 2004, management of the Registrant held a conference call concerning, among other things, its 2004 third quarter financial results. A transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Certain non-GAAP measures also are set forth in Exhibit 99.2. A non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that the additional non-GAAP measures are useful to investors for financial analysis. Management uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibit
99.2 allows investors to reconcile the non-GAAP measures to GAAP.

The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 EMCORE CORPORATION


                                                 By: /s/ Thomas G. Werthan
                                                     ---------------------------
                                                     Thomas G. Werthan
                                                     Chief Financial Officer

Dated:  August 5, 2004





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                                  EXHIBIT INDEX

Exhibit  Description

99.1      Press Release, dated August 2, 2004

99.2 August 3, 2004 Transcript of Third Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP